THE ARBITRAGE FUNDS

Arbitrage Fund

Water Island Credit Opportunities Fund

Water Island Diversified Event-Driven Fund

Water Island Long/Short Fund

Supplement dated July 7, 2020 to the Prospectus of The Arbitrage Funds

(each series a “Fund”), dated September 30, 2019

The following replaces similar disclosure for the Arbitrage Fund in the “SUMMARY SECTION” under the heading “Fund Fees and Expenses” on page 2:

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund.  More information about these and other discounts is available from your financial professional and in “How to Purchase Shares” beginning on page 44 of the statutory prospectus and in Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.”

Shareholder Fees (fees paid directly from your investment)

	Class R Shares	Class I Shares	Class C Shares	Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	2.75%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None	1.00%(1)	1.00%(2)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class R Shares	Class I Shares	Class C Shares	Class A Shares
Management Fees	1.05%	1.05%	1.05%	1.05%
Distribution and/or Service (12b-1) Fees	0.25%	None	1.00%	0.25%
Other Expenses	0.64%	0.64%	0.64%	0.64%
Dividend on Short Positions and Interest Expense on Short Positions and/or Borrowings	0.46%	0.46%	0.46%	0.46%
All Remaining Other Expenses	0.18%	0.18%	0.18%	0.18%
Acquired Fund Fees and Expenses(3)	0.05%	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses(4)	1.99%	1.74%	2.74%	1.99%

(1)                This contingent deferred sales charge applies to Class C shares redeemed within 12 months of purchase.

(2)                A deferred sales charge of up to 1.00% may be imposed on purchases of $250,000 or more of Class A shares purchased without a front-end sales charge that are redeemed within 18 months of purchase.

(3)                Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies.

(4)                The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the financial highlights because the expense ratios in the Financial Highlights do not reflect Acquired Fund Fees and Expenses.

Please retain this supplement for future reference.

THE ARBITRAGE FUNDS

Arbitrage Fund

Water Island Credit Opportunities Fund

Water Island Diversified Event-Driven Fund

Water Island Long/Short Fund

Supplement dated July 7, 2020 to the Statement of Additional Information (“SAI”) of The Arbitrage Funds (each series a “Fund” and collectively the “Funds”), dated September 30, 2019

The section of the SAI entitled “STRATEGIES, SECURITIES AND RELATED RISKS” is amended to add the following securities to the table beginning on page 4 and security descriptions following the table:

Security/Strategy	Arbitrage Fund	Water Island Diversified Event- Driven Fund	Water Island Long/Short Fund	Water Island Credit Opportunities Fund
Private Placement and Restricted Securities	X	X	X	X
Special Purpose Acquisition Companies	X	X	X	X

PRIVATE PLACEMENT AND RESTRICTED SECURITIES

The Funds may invest in securities that are not registered under the Securities Act of 1933, as amended (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing and may not function as efficiently as established markets. As a result of the absence of a public trading market, privately placed securities may be deemed to be illiquid investments or less liquid investments and may be more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to lack of liquidity, could be less than those originally paid by a Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. Where registration is required for restricted securities, a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms than when it decided to sell the security. Transactions in restricted securities may entail other transaction costs that are higher than those for transactions in unrestricted securities. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

SPECIAL PURPOSE ACQUISITION COMPANIES

The Funds may invest in the common stock of and other interests (e.g., warrants and rights) in special purpose acquisition companies or similar special purpose entities (collectively, “SPACs”). A SPAC investment typically represents an investment in a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector. During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments. The Funds may invest in SPACs for a variety of investment purposes, including to achieve income. Some SPACs provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur. If not subject to a restriction on resale, a Fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition. The Funds may invest in certain SPAC investments where the SPAC or the securities underlying the SPAC will not be registered under the Securities Act of 1933, as amended and/or no public market may exist for such securities. Such investments involve a high degree of risk which could cause a Fund to lose all or part of its investment. The restrictions on resale of certain unregistered SPAC investments may be for an extended time (e.g., two to three years). A Fund will invest not more than 5% of its net assets in unregistered SPACs at time of purchase.

Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or may be subject to restrictions on resale. An investment in a SPAC is subject to a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) the Fund will be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (ix) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

The section of the SAI entitled “LEVERAGE” under “STRATEGIES, SECURITIES AND RELATED RISKS” is amended to delete the second sentence of the second paragraph of the section on page 17 and replace it with the following:

Pursuant to the Credit Facility, the participating Funds may borrow up to an aggregate commitment amount of $50 million (the “Commitment Limit”) at any time, subject to asset coverage and other limitations as specified in the Credit Facility and under the 1940 Act (the “Committed Line”).

The section of the SAI entitled “FUNDAMENTAL INVESTMENT POLICIES” is amended to add the following before the last paragraph of the section on page 31:

With respect to the fundamental policies relating to industry concentration set forth in (4) and (5) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be riskier than a Fund that does not concentrate in an industry. The policies in (4) and (5) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policies also will be interpreted to give broad authority to the Funds as to how to classify issuers within or among industries. When identifying industries or sectors for purposes of its concentration policy, the Funds may rely upon available industry classifications. With respect to investments in SPACs, the Funds will generally look to the investment or investments the SPAC principally holds or intends to pursue in determining the SPAC’s principal activities and the manner in which to apply its fundamental policy regarding industry concentration to an investment in a SPAC. Many SPACs invest principally in U.S. Treasury obligations, money market funds that invest exclusively in obligations of the U.S. government, and other investments that are not limited by the Funds’ fundamental policies on industry concentration until the SPAC identifies a suitable target for an acquisition or merger. In addition, investments in other investment companies are not considered an investment in any particular industry for purposes of the fundamental policies relating to industry concentration set forth in (4) and (5) above.

The section of the SAI entitled “CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS” is amended to add the following after the first sentence of the first paragraph of the section on page 41:

At July 7, 2020, the Arbitrage Fund owns a majority of the outstanding voting shares of the Water Island Diversified Event-Driven Fund and therefore is deemed to be a control person of that Fund.

The section of the SAI entitled “Dealer Concessions” under “DISTRIBUTION PLAN” is amended to delete the table entitled “Front-End Sales Charges — Arbitrage Fund” on page 58 and replace it with the following:

If Your Investment Is:	Your Sales Charge as a Percentage of Offering Price*	Your Sales Charge as a Percentage of Your Net Investment	Dealer’s Concession as a Percentage of Offering Price***
Less than $50,000	2.75%	2.82%	2.25%
$50,000 but less than $100,000	2.50%	2.56%	2.00%
$100,000 but less than $250,000	1.50%	1.52%	1.00%
$250,000 or more	0.00%	0.00%	up to 1.00%**

Please retain this supplement for future reference.